THE
               GLOBAL
               HEALTH SCIENCES
               FUND


               ANNUAL REPORT
               OCTOBER 31, 1995


                                   [ART WORK]


                          INVESCO TRUST COMPANY [LOGO]

The Global Health Sciences Fund
Annual Report

TABLE OF CONTENTS

-------------------------------------------------------------------------------
Report of Investment Manager                                                  1
-------------------------------------------------------------------------------
Statement of Investment Securities                                           10
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          17
-------------------------------------------------------------------------------
Statement of Operations                                                      18
-------------------------------------------------------------------------------
Statement of Cash Flows                                                      19
-------------------------------------------------------------------------------
Statement of Changes in Net Assets                                           20
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Notes to Financial Statements                                                21
-------------------------------------------------------------------------------
Quarterly Results of Operations                                              26
-------------------------------------------------------------------------------
Financial Highlights                                                         27
-------------------------------------------------------------------------------
Report of Independent Accountants                                            28
-------------------------------------------------------------------------------
Other Information:
  Dividends and Capital Gains Distribution History                           29
  Dividend Reinvestment Plan                                                 29
  Annual Shareholders Meeting                                                31
  Miscellaneous                                                              31
-------------------------------------------------------------------------------

OCTOBER 31, 1995

ANNUAL REPORT

REPORT OF INVESTMENT MANAGER

Dear Shareholder:

We are happy to report that 1995 was The Global Health Sciences Fund's ("GHS" or the "Fund") most successful year. While past performance is no guarantee of future results, for the fiscal year ending October 31, 1995, the Fund's net asset value ("NAV") climbed 49.5% and the share price advanced 47.5%. This performance compares favorably with the Standard and Poor's ("S&P") Health Care Composite Index (up 42.2%)--the benchmark measure we use to gauge our performance vis-a-vis a broad universe of health care stocks--as well as the market overall as measured by the S&P 500 Index (up 26.3%). We are particularly gratified with the Fund's stellar performance given the challenges of the past few years, and we would like to thank those patient shareholders who "hung in" with the Fund during a rocky period in health care investing. Of course, we also welcome any new shareholders that have more recently purchased the Fund.

An obvious question that most of you have is: With GHS' stock having advanced so much over the last twelve months, is it time to buy, hold or sell? Clearly, this is a legitimate question given the superb run that the Fund's NAV and share price have had of late. We are sympathetic to this question because, as your portfolio manager, we are confronted with the same decision almost daily. The best way to help you answer this difficult question is to explain the thought process that we go through when examining a stock that has moved up sharply. First, we focus on the basic fundamentals of the company (in order to determine its outlook and growth prospects) and the fundamentals of the industry or market niche within which this particular company operates. Second, we scrutinize valuation in order to determine whether the stock is overvalued, undervalued or fairly valued. Clearly, if the stock in question is overvalued and fully reflects all of the conceivable "good news", we either wait for a pull-back in the price of the stock, or if the stock is held, we trim the holding. However, if the company and/or market niche in which the company operates has strong, long-term growth characteristics, we tend to be less critical about valuation. We leave it to you, the shareholder, to go through a similar decision-making process with respect to GHS' stock, but we must admit that our own bias is still an optimistic one. This optimism is based on the following observations:

o ECONOMIC OUTLOOK--We anticipate slow to moderate economic growth in the U.S. and internationally. This bodes well for health care stocks, which should continue to display stronger relative earnings growth as compared to the economically sensitive sectors of the stock market.

o REGULATORY REFORM--The Food and Drug Administration ("FDA") has made meaningful progress toward streamlining and shortening the product approval process. New products are the life blood of the drug, biotechnology and medical device industries; and any progress on this front only improves the outlook for these sectors of the health care market.

o UNIT GROWTH IMPROVING--There has been an acceleration in unit volume growth reported by many health care providers. We believe this indicates that demand for health care goods and services is returning to historically strong levels.

o CONSOLIDATION--The health care industry is consolidating through mergers and acquisitions, a trend that bodes well for the industry and for individual stocks. Companies that gain economies of scale and product breadth through mergers and acquisitions will be able to leverage their sales forces and manufacturing capabilities.

PERFORMANCE

The performance momentum that was achieved in the first six months continued throughout the fiscal year. The Fund's NAV rose 49.5% for the year and GHS' share price advanced 47.5%. While past performance is no guarantee of future results, we are still optimistic about the outlook for health care stocks. One also has to bear in mind that health care stocks are still recovering from the very depressed and oversold levels of 1993 and 1994.

As displayed in the following graph, since inception of the Fund (January 24, 1992) GHS' NAV has risen 34.6%, versus a 20.0% rise in the S&P Health Care Composite Index. Although we are pleased with this relative performance, we are disappointed by the continued lag in the performance of the Fund's share price (down 1.7% since inception).

 THE VALUE OF A $10,000 INVESTMENT IN THE GLOBAL HEALTH SCIENCES FUND NET ASSET
          VALUE, SHARE PRICE AND THE S&P HEALTH CARE COMPOSITE FROM THE
                FUND'S INCEPTION DATE (1/24/92) THROUGH 10/31/95

                                  [LINE GRAPH]

While we are very pleased with both the absolute and relative performance of the NAV over this time period, the Fund's stock price continues to trade at an unusually high discount to NAV. At the time of this report, the Fund's share price is trading at a 20.3% discount to the NAV. Coincidentally, this was the same discount level reported in the semi-annual report. Fund management has gone to great lengths to get the GHS story out to investors and brokers. We are hopeful that greater awareness of the Fund, coupled with continued strong NAV performance, will help to narrow the discount.

INVESTMENT STRATEGY

The same investment themes that have guided the investment process in the past will prevail going forward. We are constantly looking for companies that have one or more of the following characteristics:

     --Expanding global opportunities

     --New technological innovations for unsolved medical needs

     --Low-cost solutions and services for health care purchasers

     --Benefactors of consolidation

We not only monitor the specific weighting or exposure of any given company in the portfolio, but we also manage the percentage of the portfolio that is invested in any given sub-sector. Fundamentals and valuation drive the investment decision process. Clearly, the investment process is "bottoms up", although we utilize macro-analysis to cross-check our thinking.

RECENT CHANGES AND OUTLOOK

As you know, we break down the health care industry into four basic sub-sectors: biotechnology, health care delivery, medical devices & supplies, and pharmaceuticals. The graph below displays the changes that have occurred during the past twelve months.

                         THE GLOBAL HEALTH SCIENCES FUND
                       % OF TOTAL NET ASSETS BY SUB-SECTOR

                                  [BAR GRAPH]

     Biotechnology

As we discussed in the semi-annual report, we have been attempting to increase the Fund's exposure to the biotechnology sub-sector. Given that this area has been one of the best performing groups within health care over the past six months, we perhaps could have moved more aggressively to add stocks in this area. We will continue to selectively add to this group. Currently 14.4% of the Fund is invested in this sector. Clearly, investing in biotechnology can be tricky, and we hope to cautiously steer the Fund back into the group. We look for companies with strong technology platforms and sufficient cash to fund product development. Given the strong performance in this sub-sector, we are not inclined to chase stocks, but will continue our plan of a gradual and selective increase over time.

     Health Care Delivery

As you can see from the graph on page 3, we have meaningfully reduced our exposure to this sub-sector. Last February, we decreased our weighting in health maintenance organizations ("HMOs") from over 8% to 4% of the Fund. At that time, we had concerns that the pricing environment would become more difficult. In addition, we also had concerns that rising medical costs would lead to pressure on profit margins. As it turned out, this segment was severely punished in the market during April and May; and in hindsight, it might have been wise to have completely liquidated our HMO position. Currently, we are selectively looking to increase our weighting in the health care delivery sub-sector (which includes
HMOs). The reason for the change in heart is primarily due to the attractive valuation of numerous stocks. We believe the market is now discounting greater-than-expected pricing pressure from the government-paid business. Hence, we believe this sub-sector represents the cheapest area within the medical services group.

The Fund's current exposure for health care delivery is 18.0% of the Fund; and we would not be surprised if this weighting moved closer to 25% within the next few months. Our current holdings in this sub-sector include HBO & Co and PhyCor Inc, which have been strong performers during the fiscal year, up 118% and 141%, respectively. These two companies are nicely positioned to benefit from some of the major trends that are occurring in the health care delivery sub-sector. First, hospital capital expenditure budgets are dramatically increasing in one single area, hospital information systems. Hospitals require better financial and clinical information systems to effectively compete in the marketplace. HBO & Co, one of the largest purveyors of information systems to hospitals, has benefitted from this strong demand. Our HBO & Co holding represents 4.2% of the Fund, a meaningful commitment. A second major trend within the health care delivery sub-sector is toward the formation of physician practice management companies. The evolution of these companies stems from the need for physicians to organize and create greater bargaining power vis-a-vis ever-larger buying groups, like HMOs and hospitals. PhyCor Inc is one of the largest companies operating within this niche. We have high expectations for one of our private companies, Advanced Health, which also operates in this market. It is evolving into one of the major physician practice management companies in the New York area and hopefully will make its public debut soon.

     Medical Devices & Supplies

As mentioned in the semi-annual report, we dramatically increased our weighting in this area last April. The rationale for this increase in exposure was due to the elimination of many of the negatives--such as high inventory levels at hospitals, sluggish demand and a sloppy pricing environment--that had hurt these companies during 1993-1994. With the demise of health care reform, the environment has improved dramatically and company fundamentals have improved. As a result, our weighting in this sub-sector increased from 16.0% of the Fund at fiscal year end 1994 to 34.3% currently.

We also believe that an important positive fundamental factor affecting this group has been the change in physician practice patterns. During 1992-93 with the threat of health care reform looming, many physicians began to practice medicine more conservatively. As a result, hospital admissions and surgical procedures slowed. About the middle of calendar 1994, hospital admissions and surgical procedures once again began to increase at a more normal pace. The table below displays industry data compiled by the American Hospital Association ("AHA") and Columbia/HCA ("COL").

                                               Growth Rates In
                            ---------------------------------------------------
                            U.S. Hospital Admissions        Surgical Procedures
                            ------------------------        -------------------
Time Period                     AHA           COL                   AHA
-----------                    ----          ----                  ----
1Q 1994 ..............         0.2%          1.8%                  0.3%
2Q 1994 ..............         1.2%          1.5%                  2.5%
3Q 1994 ..............         0.9%          2.3%                  2.9%
4Q 1994 ..............         1.3%          2.0%                  4.5%
1Q 1995 ..............         5.9%          5.2%                  6.4%
2Q 1995 ..............         3.2%          3.8%                  1.7%

-------------
Source: American Hospital Association & Columbia/HCA Healthcare (Columbia Hospital data based on same store comparisons). Data is trailing three months, year over year, for the period ending 6/30/95.

These trends bode well for increased demand for medical devices and supplies. Confirmation of this increased demand has come from reports of accelerated unit growth by companies manufacturing and selling these products. We have positioned the portfolio to benefit from these trends with major positions in Biomet Inc, Boston Scientific, Medtronic Inc, Nellcor Puritan Bennett, and Sofamor/Danek Group.

     Pharmaceuticals

We started the fiscal year with 31.4% of the Fund in pharmaceuticals. At present, we have 29.2% devoted to this area. We believe that the pharmaceutical industry is a potential benefactor of any health care reform tied to the government's balancing of the Federal budget. As more seniors in Medicare move into managed care programs, pharmaceutical demand should rise. This is because a significant number of Medicare patients do not have prescription drug benefits, whereas most managed care plans offer drug benefits as part of the standard package.

We recently reduced our exposure to U.S.-based, large-capitalization drug companies and have been swapping into their European cousins, which are more attractively valued. Astra AB and Sandoz AG are two of our major European pharmaceutical holdings that we expect strong performance from during the next twelve months.

Other major commitments made to the portfolio during the fiscal year include Forest Laboratories and Watson Pharmaceuticals. Forest Labs recently negotiated a deal with one of our portfolio companies, Biovail Corp International, for the rights to its once-a-day calcium channel blocker, which is used for high blood pressure. Additionally, Forest Labs licensed the rights for an estrogen patch product for menopause. We believe these new products will provide the fuel for accelerated earnings growth for Forest Labs in the near future and will help propel the stock higher over the next 12-18 months. Watson Pharmaceuticals recently merged with Circa Pharmaceuticals, a combination that we believe will lead to greater efficiencies and marketing clout. Currently, Watson has seven abbreviated new drug applications ("ANDAs") on file at the FDA and should file two to three more during early 1996. Additionally, the company expects to have a New Drug Application approved in the first half of 1996 that addresses a $500 million market. As you can see, Watson has quite an impressive near term new product pipeline for a company with only $130 million in revenues. We have a lot of confidence and respect for management and believe the outlook for Watson is promising.

     Food and Drug Administration

The prevailing sentiment in Washington has once again swung in the direction of reduced government regulation. This sentiment bodes well for the health care industry. More specifically, there have been numerous hearings in Congress discussing the possibility of reducing or streamlining the bureaucracy at the FDA. Realizing the political threat of legislatively-imposed reform, the FDA has taken steps to reform itself. As a result, we have started to see some progress as measured by the number of new product approvals. The tables on the next page review new product approvals in medical devices (510K and PMA Approvals) and pharmaceuticals (New Chemical Entity and New Drug Application Approvals). As the graphs display, there has been an increase in approvals by the FDA, and we believe this trend is likely to continue.

                          PROGRESSION OF FDA APPROVALS

                               [THREE BAR GRAPHS]



     Private Placements

Currently 13.9% of the Fund is invested in private placements (please refer to the Schedule of Restricted or Illiquid Securities on page 16). The breakdown by sub-sector is as follows:

                                                                  % of
            Sub-Sector                                         Net Assets
            ----------                                         ----------
            Biotechnology ...............................           4.1%
            Health Care Delivery ........................           2.7
            Medical Devices & Supplies ..................           6.3
            Pharmaceuticals .............................           0.8
                                                                   ----
              Total .....................................          13.9%
                                                                   ====

As you are aware, the Fund's prospectus allows up to 25% of its total assets to be invested in private companies. We are not likely to invest in any new private companies over the near term, but due to the recent success of many of our private companies in completing Initial Public Offerings ("IPOs"), it is very likely that we could start looking at new opportunities in the first half of calendar 1996.

It is worth mentioning that approximately one third of the private placements in the portfolio are now public entities. These positions are carried at a discount to market since they are not freely tradable securities (noted in the Schedule of Restricted or Illiquid Securities on page 16). They will be marked up systematically as they reach full liquidity. Stated differently, less than 10% of the portfolio is invested in illiquid securities of privately-owned companies. The last twelve months have been a very fruitful period for this segment of the portfolio. We have had five companies go public this past fiscal year, which has contributed significantly to the Fund's performance. We are aware of seven additional companies in the portfolio that are eager to go public within the next six months. If they are successful, this should positively impact the Fund's performance. If part of the reason for the large discount of the share price to NAV is due to our holdings of private placements, it behooves investors to look more closely at our holdings in this area and truly understand the positive contribution that they have made to the portfolio.

     Top Ten Holdings

The table on the next page displays the Fund's top ten holdings as of October 31, 1995. As you can see, these holdings represent slightly less than 33% of the Fund, versus 24% at the end of the last fiscal year. We have been slowly reducing the total number of holdings in the portfolio, resulting in more concentrated investments. For example, we currently hold 39 different publicly-traded, non-restricted positions in the portfolio. At the end of fiscal year 1994 we had 70 publicly-traded positions in the portfolio.

                     TOP TEN HOLDINGS AS OF OCTOBER 31, 1995

                                                   Market          Percent of
      Company                                      Value           Net Assets
      -------                                   -----------        ----------
      Nellcor Puritan Bennett ............      $21,045,000            5.5%
      HBO & Co ...........................       15,910,260            4.2
      Boston Scientific ..................       14,549,975            3.8
      Biovail Corp International .........       12,507,221            3.3
      Watson Pharmaceuticals .............       11,256,415            3.0
      Forest Laboratories ................       11,171,250            2.9
      Amgen Inc ..........................       10,080,000            2.7
      St. Jude Medical ...................        9,585,000            2.5
      Sofamor/Danek Group ................        9,432,500            2.5
      IDEXX Laboratories .................        9,295,075            2.5
                                                                      ----
        Total ............................                            32.9%
                                                                      ====

CONCLUSION

We hope that after you have read the annual report, you are as enthusiastic about health care investing as we are. Investors must remember that science and technology continue to move forward daily. There are many opportunities to address unmet medical needs. The confluence of factors that led to a bear market for health care stocks a couple of years ago is not likely to repeat itself in the foreseeable future and investor psychology has improved. Remember, this is a global fund, and we do have the ability to invest in foreign markets if we feel it is appropriate. We continue to believe that The Global Health Sciences Fund is the best way to invest in the health care industry, and we truly believe that health care is a "growth industry". In closing, we would like to thank all the shareholders of the Fund and those of you who have taken time to read this annual report. We appreciate your interest, investment and support.

Sincerely,

BARRY KUROKAWA

Barry Kurokawa
Portfolio Manager & Vice President, The Global Health Sciences Fund Senior Vice President, INVESCO Trust Company
November 1995

The Global Health Sciences Fund

STATEMENT OF INVESTMENT SECURITIES

October 31, 1995

-------------------------------------------------------------------------------
                                         Country Code,
                                              if
Description                               Applicable    Shares         Value
-------------------------------------------------------------------------------
COMMON STOCKS
 & WARRANTS 85.52%
BIOTECHNOLOGY 11.44%
Alexion Pharmaceuticals * + # ............               312,500   $    587,500
Alexion Pharmaceuticals Warrants
 (Exp 1997) * + (tilde) ..................                78,125              0
Amgen Inc * ..............................               210,000     10,080,000
Athena Neurosciences * ...................               480,000      4,500,000
BioCryst Pharmaceuticals * + .............               166,666      1,556,244
Cephalon Inc * ...........................               305,000      9,150,000
Creative BioMolecules * ..................               400,000      2,100,000
Ecogen Technologies I * + # ..............                    60        792,000
I D Biomedical * # .......................       CA      640,000      4,480,000
INCYTE Pharmaceuticals * .................               250,000      5,187,500
LXR Biotechnology * # ....................               425,000        850,000
MedClone Inc Warrants
 (Exp 1998) * + (tilde) ..................               209,300              0
Pharmos Corp * # .........................               567,763      1,100,041
Unisyn Technologies * + ..................                20,755         20,755
Unisyn Technologies Warrants
 (Exp 2000) * + (tilde) ..................                     1              0
Vical Inc * ..............................               200,000      2,050,000
Xenometrix Inc * + .......................               261,004      1,566,024
                                                                   ------------
                                                                     44,020,064
                                                                   ------------
HEALTH CARE DELIVERY 15.12%
Caremark International ...................               375,000      7,734,375
Columbia/HCA Healthcare ..................               132,000      6,484,500
HBO & Co .................................               224,880     15,910,260
Inphynet Medical Management * ............               250,000      4,500,000
Medical Associates of America * + # ......               502,935              1
OrNda Healthcorp * .......................               187,000      3,295,875
PhyCor Inc * .............................               191,250      7,028,437
Pyxis Corp * .............................               290,000      3,661,250
RoTech Medical * .........................               200,000      4,550,000
Salick Health Care * .....................               137,000      4,983,375
                                                                   ------------
                                                                     58,148,073
                                                                   ------------

-------------------------------------------------------------------------------
                                         Country Code,
                                              if
Description                               Applicable    Shares         Value
-------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES 30.73%
ATS Medical * ............................               166,666   $  1,312,495
ATS Medical Warrants
 (Exp 1997) * + (tilde) ..................               166,666              0
Biocompatibles International PLC * + .....       UK      960,000      4,951,779
Biomet Inc * .............................               430,000      7,148,750
Boston Scientific * ......................               345,400     14,549,975
Clarus Medical Systems Warrants
 (Exp 2000) * + (tilde) ..................                11,119              0
Corvita Corp * ...........................                68,659        549,272
Corvita Corp * + .........................               148,633      1,070,157
Corvita Corp Warrants
 (Exp 1999) * + (tilde) ..................                16,114              0
Diametrics Medical * .....................               326,221      2,507,824
Electroscope Inc * + # ...................               150,000        750,000
Electroscope Inc Warrants
     (Exp 1996) * + (tilde) ..............                40,000              0
Hemasure Inc * ...........................               325,000      4,143,750
IDEXX Laboratories * .....................               228,100      9,295,075
Imatron Inc Warrants
 (Exp 1996) * + # ........................               400,000        142,500
KeraVision Inc * + .......................               206,185      2,296,385
Matritech Inc * ..........................               414,900      1,529,944
Medtronic Inc ............................               160,000      9,240,000
Metra Biosystems * + .....................               210,356      2,879,248
Nellcor Puritan Bennett * ................               366,000     21,045,000
Protocol Systems * # .....................               530,000      5,300,000
St. Jude Medical * .......................               180,000      9,585,000
Sofamor/Danek Group * ....................               385,000      9,432,500
Tecnol Medical Products * ................               385,000      7,315,000
UroMed Corp * ............................               219,467      2,331,837
Xillix Technologies * ....................       CA      711,538        839,103
                                                                   ------------
                                                                    118,215,594
                                                                   ------------
PHARMACEUTICALS 28.23%
ALPHARMA Inc, Class A ....................               350,000      8,400,000
American Home Products ...................                95,000      8,419,375
Astra AB, Series A Shares ................       SW      200,000      7,348,733
Biovail Corp International * .............       CA      322,767     12,507,221
CIMA Labs * ..............................               333,333      2,374,998
Crown Laboratories * + # .................               726,458      1,119,199
Dura Pharmaceuticals * ...................               240,000      7,020,000

-------------------------------------------------------------------------------
                                         Country Code,
                                              if
Description                               Applicable    Shares         Value
-------------------------------------------------------------------------------
PHARMACEUTICALS--(continued)
Forest Laboratories * ....................               270,000   $ 11,171,250
Matrix Pharmaceutical * ..................               361,300      5,238,850
Merck & Co ...............................               125,000      7,187,500
Mylan Laboratories .......................               418,500      7,951,500
Penederm Inc * ...........................               200,000      1,975,000
Pharmacia AB Sponsored ADR ...............       SW      166,300      5,820,500
Quintiles Transnational * ................                32,500      2,088,125
Sandoz AG, Registered Shares .............       CHF       9,200      7,593,059
Shaman Pharmaceuticals * .................               166,667      1,104,169
Watson Pharmaceuticals * .................               251,540     11,256,415
                                                                   ------------
                                                                    108,575,894
                                                                   ------------
TOTAL COMMON STOCKS
 & WARRANTS
 (Cost $233,540,806)                                                328,959,625
                                                                   ------------
PREFERRED STOCKS 8.84%
BIOTECHNOLOGY 2.77%
Alexion Pharmaceuticals, Series A
 Pfd * + # ...............................               526,316      1,000,000
Cadus Pharmaceuticals, Series A
 Conv Pfd * + # ..........................             2,188,184      2,735,230
Ingenex Inc, Series B Pfd * + # ..........               103,055        600,000
MedClone Inc, Series G
 Conv Pfd * + ............................               872,096      1,046,515
Osiris Therapeutics, Series C
 Conv Pfd * + ............................               352,941      1,199,999
Synaptic Pharmaceuticals, Series III
 Conv Pfd * + ............................               250,000      1,000,000
Titan Pharmaceuticals,
 Series A Pfd * + # ......................               922,617      2,306,542
Unisyn Technologies, Series A
 Conv Pfd * + # ..........................               758,258        758,258
                                                                   ------------
                                                                     10,646,544
                                                                   ------------
                                       12

-------------------------------------------------------------------------------
                                         Country Code,
                                              if
Description                               Applicable    Shares         Value
-------------------------------------------------------------------------------
HEALTH CARE DELIVERY 2.68%
Advanced Health
 Series A Conv Pfd * + # .................               485,900   $  3,187,504
 Series C Conv Pfd * + # .................               200,000      1,348,000
Multum Information Services,
 Series B Pfd * + # ......................             1,000,000      2,570,000
Physicians Online, Series A
 Conv Pfd * + ............................                 2,410      3,220,965
                                                                   ------------
                                                                     10,326,469
                                                                   ------------
MEDICAL DEVICES & SUPPLIES 2.87%
Adeza Biomedical, Series II
 Conv Pfd * + # ..........................             1,000,000      1,000,000
Cambridge Heart, Series A
 Conv Pfd * + # ..........................             1,300,000      1,950,000
Cardiometrics Inc, Series C
 Conv Pfd * + ............................               300,000      1,200,000
Clarus Medical Systems
 Series I Pfd * + # ......................               533,320        399,990
 Series II Pfd * + # .....................               111,196         83,397
InterVentional Technologies,
 Series F Pfd + ..........................               250,000      2,125,000
InVision Technologies, Series A
 Pfd * + .................................               400,000        272,000
Janus Biomedical, Series A
 Conv Pfd  * + ...........................               400,000      1,000,000
Norian Corp, Series D Pfd + ..............             2,142,858      1,500,001
OrbTek Inc, Series A
 Conv Pfd  * + ...........................               714,286      1,500,001
Tetrad Corp, Series B Pfd + (dagger) .....             1,142,858            100
                                                                   ------------
                                                                     11,030,489
                                                                   ------------
PHARMACEUTICALS 0.52%
Fuisz Technologies Ltd
 Series C Conv Pfd * + ...................                89,552      1,499,996
 Series D Conv Pfd * + ...................                25,000        500,000
                                                                   ------------
                                                                      1,999,996
                                                                   ------------
TOTAL PREFERRED STOCKS
 (Cost $26,315,367) ......................                           34,003,498
                                                                   ------------

-------------------------------------------------------------------------------
                                         Country Code,
                                              if       Principal
Description                               Applicable     Amount         Value
-------------------------------------------------------------------------------
FIXED INCOME SECURITIES 0.25%
BIOTECHNOLOGY 0.03%
MedClone Inc, 10.00%
 Promissory Notes, 12/31/1995 + ..........           $    55,260   $     55,260
 Promissory Notes
  6/30/1996 + ............................           $    55,260         55,260
                                                                   ------------
                                                                        110,520
                                                                   ------------
HEALTH CARE DELIVERY 0.00%
Medical Associates of America,
 7.00% Senior Conv Notes
  2/28/1999 * + (at sign) ................           $ 1,689,904            100
                                                                   ------------
MEDICAL DEVICES & SUPPLIES 0.22%
OrbTek Inc, 10.00%
 Conv Promissory Notes,
 6/30/2000 + .............................           $   500,000        500,000
Tetrad Corp, 10.00% Senior
 Subordinated Promissory Notes,
 3/16/1996 + (circumflex) ................           $   353,000        353,000
                                                                   ------------
                                                                        853,000
                                                                   ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $2,653,424) .......................                              963,620
                                                                   ------------

-------------------------------------------------------------------------------
                                         Country Code,
                                              if       Principal
Description                               Applicable     Amount         Value
-------------------------------------------------------------------------------
COMMERCIAL PAPER  5.39%
FINANCE RELATED  5.39%
General Electric Capital
 5.73%, 11/3/1995 ........................           $ 3,830,000   $  3,830,000
Household Finance
 5.82%, 11/1/1995 ........................           $16,902,000     16,902,000
                                                                   ------------
TOTAL COMMERCIAL PAPER
 (Cost $20,732,000) ......................                           20,732,000
                                                                   ------------
TOTAL INVESTMENT
 SECURITIES AT VALUE (100.00%)
 (Cost $283,241,597) .....................                         $384,658,743
                                                                   ============

         ADR American Depositary Receipt
         Pfd Preferred stock
    Conv Pfd Convertible preferred stock
           * Security is non-income producing.
           + Restricted or illiquid security as of October 31, 1995. See page
             16. Such securities are valued as defined in Note 1A.
           # Security is an affiliated company (See Note 3).
     (tilde) Security has no market value at October 31, 1995.
    (dagger) Security is a defaulted security at October 31, 1995. The security has been devalued to $100.
   (at sign) Security is a defaulted security with respect to cumulative interest of $197,155 at October 31, 1995. The security has been devalued to $100.
(circumflex) Security is a defaulted security with respect to cumulative interest payments of $17,552 at October 31, 1995. Subsequent to year end, the security was devalued to $1.



                        SUMMARY OF INVESTMENTS BY COUNTRY

                                                  % of Investment
         Country                                     Securities        Value
-------------------------------------------------------------------------------
Canada ......................            CA              4.64%     $ 17,826,324
Sweden ......................            SW              3.42        13,169,233
Switzerland .................            CHF             1.97         7,593,059
United Kingdom ..............            UK              1.29         4,951,779
United States                                           88.68       341,118,348
                                                       ------      ------------
                                                       100.00%     $384,658,743
                                                       ======      ============



See Notes to Financial Statements

                  SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES


                                                                                  Fair Value
                                              Date                     Fair        as a % of
Security Name                               Acquired       Cost        Value       Net Assets
---------------------------------------------------------------------------------------------
ATS Medical Warrants (Exp 1997)              11/18/1992  $        0  $         0        0.00%
Adeza Biomedical, Series II Conv Pfd         12/21/1994   1,000,000    1,000,000        0.26
Advanced Health, Series A Conv Pfd           08/30/1993      48,590    3,187,504        0.84
Advanced Health, Series C Conv Pfd           01/27/1995   1,500,000    1,348,000        0.36
Alexion Pharmaceuticals                      06/15/1993   1,000,000      587,500        0.15
Alexion Pharmaceuticals, Series A Pfd        06/15/1993   1,000,000    1,000,000        0.26
Alexion Pharmaceuticals Warrants
 (Exp 1997)                                  06/15/1993           0            0        0.00
Biocompatibles International PLC             03/03/1993     960,000    4,951,779(a)     1.30
BioCryst Pharmaceuticals                     11/12/1992     999,999    1,556,244(c)     0.41
Cadus Pharmaceuticals, Series A Conv Pfd     07/30/1993   1,000,000    2,735,230        0.72
Cambridge Heart, Series A Conv Pfd           09/29/1993   1,300,000    1,950,000        0.51
Cardiometrics Inc, Series C Conv Pfd         03/17/1993   1,200,000    1,200,000        0.32
Clarus Medical Systems, Series I Pfd         12/23/1992     533,320      399,990        0.11
Clarus Medical Systems, Series II Pfd        12/23/1992     111,196       83,397        0.02
Clarus Medical Systems Warrants (Exp 2000)   12/23/1992           0            0        0.00
Corvita Corp                                 11/05/1992   1,249,996    1,070,157(c)     0.28
Corvita Corp Warrants (Exp 1999)             11/04/1992           0            0        0.00
Crown Laboratories                           08/20/1993   1,089,698    1,119,199(b)     0.29
Ecogen Technologies I                        11/16/1992     684,000      792,000        0.21
Electroscope Inc                             04/27/1993     750,000      750,000        0.20
Electroscope Inc Warrants (Exp 1996)         04/27/1993           0            0        0.00
Fuisz Technologies, Series C Conv Pfd        09/28/1992   1,499,996    1,499,996        0.40
Fuisz Technologies, Series D Conv Pfd        08/11/1994     500,000      500,000        0.13
Imatron Inc Warrants (Exp 1996)              09/11/1992     400,000      142,500        0.04
Ingenex Inc, Series B Pfd                    09/27/1994     600,000      600,000        0.16
InterVentional Technologies, Series F Pfd    10/19/1992   2,000,000    2,125,000        0.56
InVision Technologies, Series A Pfd          09/11/1992     400,000      272,000        0.07
Janus Biomedical, Series A Conv Pfd          03/02/1994   1,000,000    1,000,000        0.26
KeraVison Inc                                11/19/1992   1,500,000    2,296,385(c)     0.61
MedClone Inc, Series G Conv Pfd              10/21/1993   1,500,005    1,046,515        0.28
MedClone Inc, 10.00% Promissory
 Notes, 12/31/1995                           12/06/1994      55,260       55,260        0.01
MedClone Inc, 10.00% Promissory
 Notes, 6/30/1996                            06/29/1995      55,260       55,260        0.01
MedClone Inc Warrants (Exp 1998)             10/21/1993           0            0        0.00
Medical Associates of America                02/24/1992     530,491            1        0.00
Medical Associates of America,
 7.00% Senior Conv Notes, 2/28/1999          02/24/1992   1,689,904          100        0.00
Metra Biosystems                             01/11/1994   1,300,000    2,879,248(a)     0.76
Multum Information Services, Series B Pfd    03/25/1993   1,000,000    2,570,000        0.68
Norian Corp, Series D Pfd                    08/05/1992   1,500,001    1,500,001        0.40
OrbTek Inc, Series A Conv Pfd                05/12/1994   1,500,001    1,500,001        0.40
OrbTek Inc, 10.00% Conv Promissory
 Notes, 6/30/2000                            06/30/1995     500,000      500,000        0.13
Osiris Therapeutics, Series C Conv Pfd       05/24/1994   1,199,999    1,199,999        0.32
Physicians Online, Series A Pfd              08/30/1993     964,000    3,220,965        0.85
Synaptic Pharmaceuticals, Series III
 Conv Pfd                                    01/19/1993   1,000,000    1,000,000        0.26
Tetrad Corp, Series B Pfd                    03/15/1993   1,200,001          100        0.00
Tetrad Corp, 10.00% Senior Subordinated
 Promissory Notes, 3/16/1996                 09/14/1995     353,000      353,000        0.09
Titan Pharmaceuticals, Series A Pfd          07/19/1993   2,000,000    2,306,542        0.61
Unisyn Technologies                          02/28/1994   1,000,000       20,755        0.01
Unisyn Technologies, Series A Conv Pfd       12/27/1994     758,258      758,258        0.20
Unisyn Technologies Warrants (Exp 2000)      07/27/1994           0            0        0.00
Xenometrix Inc                               07/28/1992   2,100,000    1,566,024(a)     0.41
                                                        -----------  -----------       -----
                                                        $42,532,975  $52,698,910       13.89%
                                                        ===========  ===========       =====

(a)- Fair value represents 75% of the security's publicly traded value.
(b)- Fair value represents 85% of the security's publicly traded value.
(c)- Fair value represents 90% of the security's publicly traded value.

See Notes to Financial Statements

The Global Health Sciences Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS
Investment Securities at Value
 (Cost $283,241,597) .......................................       $384,658,743
Cash .......................................................                 16
Receivables:
 Investment Securities Sold ................................          3,562,825
 Dividends and Interest ....................................             84,978
Prepaid Expenses and Other Assets ..........................             16,621
                                                                   ------------
TOTAL ASSETS ...............................................        388,323,183
                                                                   ------------
LIABILITIES
Payables:
 Investment Securities Purchased ...........................          8,283,417
 Investment Advisory Fees ..................................            320,170
 Administrative Fees .......................................             46,880
Accrued Expenses and Other Payables ........................            169,652
                                                                   ------------
TOTAL LIABILITIES ..........................................          8,820,119
                                                                   ------------
NET ASSETS AT VALUE ........................................       $379,503,064
                                                                   ============
NET ASSETS
Paid-in Capital ............................................       $281,405,932
Accumulated Net Realized Loss on Investments ...............         (3,320,014)
Net Appreciation of Investments ............................        101,417,146
                                                                   ------------
NET ASSETS AT VALUE ........................................       $379,503,064
                                                                   ============
Shares Outstanding* ........................................         20,507,200
NET ASSET VALUE PER SHARE ..................................             $18.51
                                                                   ============

* At October 31, 1995, there was an unlimited number of authorized Fund shares, par value of $0.01 per share.

See Notes to Financial Statements

The Global Health Sciences Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 1995

INVESTMENT INCOME

Dividends (Net of Foreign Withholding Taxes of $9,755) .....       $    954,805
Interest ...................................................            876,549
                                                                   ------------
TOTAL INCOME ...............................................          1,831,354
                                                                   ------------
EXPENSES
Investment Advisory Fees ...................................          3,021,282
Administrative Fees ........................................            477,099
Reports to Shareholders ....................................            192,050
Custody and Accounting Fees ................................             93,670
Trustees' Fees and Expenses ................................             53,000
Audit Fees and Expenses ....................................             37,601
Transfer Agent Fees ........................................             36,838
NYSE Listing Fee ...........................................             32,340
Insurance Expense ..........................................             28,915
Legal Fees and Expenses ....................................             24,827
Other Expenses .............................................             22,266
                                                                   ------------
TOTAL EXPENSES .............................................          4,019,888
                                                                   ------------
NET INVESTMENT LOSS ........................................         (2,188,534)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
 Investments ...............................................         46,759,546
 Other Assets and Liabilities Denominated
  in Foreign Currencies ....................................            (10,012)
Net Change in Appreciation of Investments
 and Other Assets and Liabilities Denominated in
 Foreign Currencies ........................................         81,107,756
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS ..............................................        127,857,290
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................       $125,668,756
                                                                   ============



See Notes to Financial Statements

The Global Health Sciences Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1995

INCREASE (DECREASE) IN CASH
Cash Flows Used for Operating Activities:
 Dividends and Interest Received, Net of Foreign
  Withholding Taxes ........................................      $   1,960,818
 Expenses Paid .............................................         (3,910,442)
 Purchases of Short-Term Portfolio Investments, Net ........        (11,802,000)
 Purchases of Long-Term Portfolio Investments ..............       (301,873,877)
 Sales of Long-Term Portfolio Investments ..................        315,591,525
 Other .....................................................              6,884
                                                                  -------------
 Net Cash Flows Used for Operating Activities ..............            (27,092)
                                                                  -------------
Net Decrease in Cash .......................................            (27,092)
Decrease in Appreciation of Foreign Currencies .............                 (1)
Cash at Beginning of Year ..................................             27,109
                                                                  -------------
Cash at End of Year ........................................      $          16
                                                                  =============
RECONCILIATION OF NET INCREASE IN NET
ASSETS FROM OPERATIONS TO NET CASH
FLOWS USED FOR OPERATING ACTIVITIES
Net Increase in Net Assets From Operations .................      $ 125,668,756
                                                                  -------------
Increase in Investments ....................................         (3,446,508)
Net Realized Gain ..........................................        (46,759,546)
Increase in Appreciation ...................................        (81,107,756)
Decrease in Dividends and Interest Receivable ..............            129,464
Decrease in Receivable for Investment Securities Sold ......          2,978,262
Increase in Payable for Investment Securities Purchased ....          2,393,906
Decrease in Prepaid Expenses and Other Assets ..............              6,884
Increase in Accrued Expenses and Other Payables ............            109,446
                                                                  -------------
  Total Adjustments ........................................       (125,695,848)
                                                                  -------------
Net Cash Flows Used for Operating Activities ...............      $     (27,092)
                                                                  =============


See Notes to Financial Statements

The Global Health Sciences Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                            For the Year
                                                                Ended
                                                             October 31,
                                                 ------------------------------
                                                      1995              1994
                                                 ------------      ------------
OPERATIONS
Net Investment Loss .........................    $ (2,188,534)     $ (1,753,371)
Net Realized Gain on Investments
 and Other Assets and Liabilities
 Denominated in Foreign Currencies ..........      46,749,534         7,605,821
Net Change in Appreciation/Depreciation
 of Investments and Other Assets and
 Liabilities Denominated in Foreign
 Currencies .................................      81,107,756         3,518,916
                                                 ------------      ------------
NET INCREASE IN NET ASSETS
 FROM OPERATIONS ............................     125,668,756         9,371,366
                                                 ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net Investment Income .......................          --            (4,101,429)
                                                 ------------      ------------
NET INCREASE IN NET ASSETS ..................     125,668,756         5,269,937

NET ASSETS
Beginning of Year ...........................     253,834,308       248,564,371
                                                 ------------      ------------
End of Year .................................    $379,503,064      $253,834,308
                                                 ============      ============





See Notes to Financial Statements

The Global Health Sciences Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES. The Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company. Prior to commencing investment operations on January 24, 1992, the Fund had no operations other than the sale to INVESCO Trust Company (the "Investment Adviser") of 7,200 shares of beneficial interest for $100,440 on January 13, 1992. Organizational costs of $34,800 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

A. SECURITY VALUATION -- Securities traded on national securities exchanges or NASDAQ National Market Systems are valued at the last sale price on the exchange where such securities are primarily traded. If last sale prices are not available, securities are valued at their highest closing bid prices (or, for debt securities, yield equivalent thereof) obtained from one or more dealers making markets for such securities or by a pricing service approved by the Fund's board of trustees. Values of foreign securities are determined as of the time that trading of such securities is completed each day, generally at various times prior to the close of the New York Stock Exchange. If market quotations or pricing service valuations are not readily available, securities (including restricted securities) are valued at fair value as determined in good faith by or under the supervision of the Fund's board of trustees in accordance with procedures established by the Fund's board of trustees. Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase exceeded 60 days. Assets and liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The foreign currency portion of realized gains (losses) on the sale of foreign equity securities is included in net realized gain (loss) on investments.

       The Fund may have elements of risk due to concentrated investments in specific industries or investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and possible imposition of adverse foreign governmental laws or currency exchange restrictions.

       Restricted securities may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities generally is greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of a security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for restricted securities held at October 31, 1995, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

C. FEDERAL AND STATE TAXES -- The Fund has complied and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

       Dividends paid by the Fund from net investment income and short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

       Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend income is shown net of foreign withholding taxes in the accompanying financial statements.

       At October 31, 1995, the Fund had a capital loss carryforward of $3,086,263 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2001. To the extent that these losses are used to offset future capital gains, such gains will not be distributed to shareholders. Net capital loss carryforwards utilized during fiscal 1995 totaled $46,693,558.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Net realized foreign currency losses of $10,012 have been reclassified to accumulated net investment loss. As a result of a permanent book/tax difference attributable to a net investment loss, $2,198,546 has been reclassified to paid-in capital. Net assets were not affected by this reclassification.

E. SHORT SALES -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the securities sold short. At October 31, 1995, the Fund did not have any short sales outstanding.

       Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the replacement cost of the borrowed security.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. At October 31, 1995, the Fund did not have any forward foreign currency contracts outstanding.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS.INVESCO Trust Company serves as the Fund's Investment Adviser. The Investment Adviser is responsible for the management of the assets of the Fund. As compensation for its services to the Fund, the Investment Adviser receives an investment advisory fee. The fee is calculated at the annual rate of 1.00% of the Fund's ending weekly net assets and is paid monthly.

     Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. Fees for these services are determined monthly at the annual rate of 0.20% of the Fund's ending weekly net assets up to $62.5 million, 0.18% of the Fund's ending weekly net assets in excess of $62.5 million but not in excess of $125 million, 0.15% of the Fund's ending weekly net assets in excess of $125 million and up to $250 million and 0.10% of the Fund's ending weekly net assets in excess of $250 million, with a minimum annual fee of $125,000.

NOTE 3 -- AFFILIATED TRANSACTIONS. For the year ended October 31, 1995, PaineWebber Incorporated (an affiliate of the Administrator) earned $74,815 in commissions for brokerage transactions.

     Certain of the Fund's officers and trustees are also officers and directors of INVESCO Trust Company and/or INVESCO Funds Group, Inc.

     An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the year, as defined in the Act. A summary of the transactions with affiliates during the year ended October 31, 1995, is as follows:


                                 Purchases              Sales             Realized
                             -----------------      ---------------         Gain     Dividend
     Affiliate                Shares      Cost      Shares      Cost       (Loss)     Income
     ---------                ------      ----      ------      ----      ---------   ------
Adeza Biomedical,
 Series II Conv Pfd ......  1,000,000  $1,000,000       --          --          --     $  0
Advanced Health,
 Series C Conv Pfd .......    200,000   1,500,000       --          --          --        0
Alexion Pharmaceuticals,
 Series A Pfd ............    526,316   1,000,000       --          --          --        0
Biocompatibles
 International PLC .......        --          --    640,000  $  640,000  $1,704,949       0
Clarus Medical Systems,
 Series II Pfd ...........    111,196     111,196       --          --          --        0
Crown Laboratories .......        --          --    100,000     150,001     (97,335)      0
Orthologic Corp ..........        --          --    395,714   1,714,999   1,443,391       0
Pharmos Corp .............    567,763     709,704   258,334   1,373,126    (745,877)      0
Protocol Systems .........    530,000   5,207,040       --          --          --        0
Selectide Corp ...........        --          --    681,818   1,500,000   1,227,172       0
Selectide Corp Pfd .......        --          --    194,633     291,950     448,119       0
Unisyn Technologies
 Conv Pfd ................    758,258     758,258       --          --          --        0
                                                                         ----------    ----
                                                                         $3,980,419    $  0
                                                                         ==========    ====

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were $304,267,783 and $312,623,275, respectively. There were no purchases or sales of U.S. Government securities.

NOTE 5 -- APPRECIATION AND DEPRECIATION. At October 31, 1995, the cost of investment securities for federal income tax purposes was $283,475,348. Accordingly, net unrealized appreciation of $101,183,395 was composed of gross appreciation of $113,310,928 for those investment securities having an excess of value over tax cost, and gross depreciation of $12,127,533 for those investment securities having an excess of tax cost over value.

The Global Health Sciences Fund

QUARTERLY RESULTS OF OPERATIONS

UNAUDITED


                                                                      Net Realized
                                                                     and Unrealized
                                                                     Gain (Loss) on
                                                    Net              Investments and
                          Investment            Investment          Foreign Currency
                            Income                 Loss               Transactions
                       ----------------    -------------------     ------------------
                        Total      Per       Total        Per        Total       Per
Quarter Ended           (000)     Share      (000)       Share       (000)      Share
-------------          ------    ------    -------     -------     --------    ------
January 31, 1995 ..    $  332    $0.016    $  (783)    $(0.038)    $ 16,035    $0.782
April 30, 1995 ....       631     0.031        (62)     (0.003)      26,838     1.309
July 31, 1995 .....       488     0.024       (148)     (0.007)      41,947     2.045
October 31, 1995 ..       380     0.018     (1,195)     (0.059)      43,037     2.099
                       ------    ------    -------     -------     --------    ------
 Totals ...........    $1,831    $0.089    $(2,188)    $(0.107)    $127,857    $6.235
                       ======    ======    =======     =======     ========    ======

January 31, 1994 ..    $  593    $0.029    $  (256)    $(0.012)    $ 22,626    $1.103
April 30, 1994 ....       295     0.014       (605)     (0.030)     (17,076)   (0.832)
July 31, 1994 .....       336     0.017       (687)     (0.033)     (15,086)   (0.736)
October 31, 1994 ..       531     0.026       (205)     (0.010)      20,661     1.007
                       ------    ------    -------     -------     --------    ------
 Totals ...........    $1,755    $0.086    $(1,753)    $(0.085)    $ 11,125    $0.542
                       ======    ======    =======     =======     ========    ======


                         Net Increase
                         (Decrease) in
                          Net Assets             Market Price
                        from Operations            on NYSE
                       -------------------    ------------------
                         Total        Per
Quarter Ended            (000)       Share     High        Low
-------------          --------     ------    -------    -------
January 31, 1995 ..    $ 15,252     $0.744    $10.625    $ 9.375
April 30, 1995 ....      26,776      1.306     12.000     10.625
July 31, 1995 .....      41,799      2.038     13.500     11.000
October 31, 1995 ..      41,842      2.040     15.125     13.250
                       --------     ------
 Totals ...........    $125,669     $6.128
                       ========     ======

January 31, 1994 ..    $ 22,370     $1.091    $12.000    $10.500
April 30, 1994 ....     (17,681)    (0.862)    11.625      9.875
July 31, 1994 .....     (15,773)    (0.769)    10.875      9.375
October 31, 1994 ..      20,456      0.997     10.750      9.500
                       --------     ------
 Totals ...........    $  9,372     $0.457
                       ========     ======

The Global Health Sciences Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is presented below:


                                                          For the Year Ended                   For the Period
                                                            October 31,                       January 24, 1992*
                                                 -----------------------------------------          through
                                                   1995             1994             1993      October  31, 1992
                                                 --------         --------         --------   ------------------
Net Asset Value, Beginning of Period .......     $ 12.378         $ 12.121         $ 12.643         $ 13.950
                                                 --------         --------         --------         --------
Net Investment Income (Loss) ...............       (0.107)          (0.085)           0.205            0.071
Net Realized and Unrealized Gain
 (Loss) on Investments and Foreign
 Currency Transactions .....................        6.235            0.542           (0.652)          (1.345)
                                                 --------         --------         --------         --------
Net Increase (Decrease) in Net Assets
 from Operations ...........................        6.128            0.457           (0.447)          (1.274)
                                                 --------         --------         --------         --------
Dividends from Net Investment
 Income ....................................         --             (0.200)          (0.075)             --
                                                 --------         --------         --------         --------
Offering Costs Charged to Paid-In
 Capital ...................................         --               --                --            (0.033)
                                                 --------         --------         --------         --------
Net Asset Value, End of Period .............     $ 18.506         $ 12.378         $ 12.121         $ 12.643
                                                 ========         ========         ========         ========
Share Price, End of Period .................     $ 14.750         $ 10.000         $ 11.500         $ 11.500
                                                 ========         ========         ========         ========
Total Investment Return (1) (2) ............        47.50%          (11.49%)           0.67%          (17.56%)
                                                 ========         ========         ========         ========
Ratios/Supplemental Data:
Net Assets, End of Period
 (000 omitted) .............................     $379,503         $253,834         $248,564         $259,279
Ratio of Expenses to Average
 Net Assets ................................         1.33%            1.41%            1.39%            1.35%**
Ratio of Net Investment Income (Loss)
 to Average Net Assets .....................        (0.72%)          (0.70%)           1.74%            0.72%**
Portfolio Turnover Rate ....................          105%             121%             226%             215%

----------------

*    Commencement of investment operations

**   Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2) Total investment return for a period of less than one year is not annualized.

The Global Health Sciences Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
The Global Health Sciences Fund

     In our opinion, the accompanying statement of assets and liablilities, including the statement of investment securities, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Health Sciences Fund (the "Fund") at October 31, 1995, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     At October 31, 1995, the Fund held restricted securities valued at $52,698,910 (13.89 percent of net assets), whose values have been estimated by the Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Trustees in arriving at their estimate of value and have inspected the underlying documentation; and, in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material to the financial statements.

PRICE WATERHOUSE LLP

Denver, Colorado
December 15, 1995

The Global Health Sciences Fund

OTHER INFORMATION

Dividends and Capital Gains Distribution History

                        Net Investment       Capital
    For the Period          Income            Gains               Payable
   Ended October 31,      (per share)      (per share)             Date
   -----------------   ---------------     -----------       ----------------
         1992                 --               --
         1993               $0.200             --            January 15, 1993
         1994               $0.075             --            January 14, 1994
         1995                 --               --


DIVIDEND REINVESTMENT PLAN

     Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent") acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the Fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his Shares registered in his own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

     Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends"), non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares ("Newly Issued Shares") or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere.

     If on the payment date for a Dividend the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

     If on the payment date for a Dividend the net asset value per share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

     Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.

     Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

     The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

     In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

     There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

     The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

     The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

ANNUAL SHAREHOLDERS MEETING

     The Fund's annual meeting of shareholders was held on April 19, 1995. Shareholders voted to re-elect Dan J. Hesser and Larry Soll, Ph.D. as Trustees and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed below:

  1.   Election of Two Trustees:
       Dan J. Hesser                 For:                           11,970,776
                                     Withheld Authority:               261,882
       Larry Soll, Ph.D.             For:                           12,047,166
                                     Withheld Authority:               185,432

  2. Ratification of Appointment of Price Waterhouse LLP as the Fund's Independent Accountants:
                                     For:                           12,100,625
                                     Against:                           62,390
                                     Abstain:                           69,583

     In addition to Messrs. Hesser and Soll, the following persons continue to serve as Trustees of the Fund: Mr. Charles W. Brady, Mr. Fred A. Deering, Mr. A.D. Frazier, Jr., Mr. R. Dalton Sim and Mr. John W. McIntyre.

MISCELLANEOUS

     For the year ended October 31, 1995, there were (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws, and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. R. Dalton Sim continues to serve as President and Trustee of the Fund and Mr. Barry Kurokawa continues to have primary responsibility for the day-to-day management of the Fund's portfolio.

     Mr. Kurokawa joined INVESCO Trust Company ("ITC") in early 1992 and became a Senior Vice President of ITC in 1994. In addition to Mr. Kurokawa's responsibilities as portfolio manager of the Fund, he also manages

The INVESCO Strategic Health Sciences Portfolio. Mr. Kurokawa has been an officer of The Global Health Sciences Fund since he joined INVESCO.

     Mr. Kurokawa received his BS degree from California State University, Los Angeles in 1980, and earned his MBA in Finance from Loyola Marymount University in 1984. He began his investment management career in 1984 with the Bank of California as a research analyst. He was eventually given additional responsibilities as portfolio manager to one of the bank's commingled common trust funds. In 1987, Mr. Kurokawa joined Trust Company of the West in Los Angeles as a senior research analyst with analytical responsibilities in the health care and railroad industries.

THE GLOBAL HEALTH SCIENCES FUND
-------------------------------------------------------------------------------
Charles W. Brady           Chairman of the Board of Trustees
R. Dalton Sim              President and Trustee
Barry Kurokawa             Vice President
Fred A. Deering            Trustee
A.D. Frazier, Jr.          Trustee
Dan J. Hesser              Trustee
John W. McIntyre           Trustee
Larry Soll, Ph.D.          Trustee
Glen A. Payne              Secretary
Ronald L. Grooms           Treasurer, Chief Financial and Accounting Officer
C. William Maher           Assistant Treasurer

INVESTMENT ADVISER
-------------------------------------------------------------------------------
INVESCO Trust Company
7800 East Union Avenue
Suite 800
Denver, Colorado 80237

ADMINISTRATOR
-------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIAN
-------------------------------------------------------------------------------
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------------------
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

COUNSEL
-------------------------------------------------------------------------------
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036

To receive information on the Dividend Reinvestment Plan, call toll-free:
1-800-451-6788

To obtain current Net Asset Values, call toll-free: 1-800-528-8765

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


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